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                                                            EXHIBIT (10)R.(iii)


                              BENEFITS COMMITTEE

                              UJB FINANCIAL CORP.

                           UNANIMOUS WRITTEN CONSENT


                              *  *  *  *  *  *  *


   Pursuant to the powers conferred on the Benefits Committee by Section 14.1 of the UJB Financial Corp. ("UJB") Savings Incentive Plan, as amended and restated July 1, 1993 (the "Plan"), the undersigned, being all of the members of the Benefits Committee, hereby consent and agree that the following actions be taken, and that resolutions be and they hereby are adopted by the Benefits Committee as follows:

   WHEREAS, the Benefits Committee desires to amend certain terms and provisions in the Plan in order to incorporate new Plan enhancements, including the provision for SIPAssist, an interactive telephone "voice response" system, and to reflect current administrative practices, as more fully described in the memorandum attached hereto as Attachment A and incorporated herein by reference; and

   WHEREAS, new direct rollover and tax withholding rules are applicable under the Unemployment Compensation Amendments of 1992 to the Internal Revenue Code as of January 1, 1993 and are required to be stated in the Plan; and

   WHEREAS, the Benefits Department has determined that there is no additional annual cost to the Plan as a result of the changes set forth below; and

   WHEREAS, the cumulative projected annual cost to the Plan of all amendments to the Plan from January 1, 1993 to the date hereof is $29,055, which amount does not exceed the $250,000 limitation set forth in Section 14.1 of the Plan.

   NOW, THEREFORE, BE IT:

                     SIPAssist and Other Plan Enhancements

A.  SIPAssist

   RESOLVED, that a new Section 2.4 is hereby added to the Plan, effective as of October 1, 1993, to read in its entirety as follows:

   "2.4  Interactive Telephone System.

        (a) The Committee may in its discretion institute a toll-free interactive telephone "voice response" system (an "ITS") for use in administering the Plan. In the event the
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   Committee institutes an ITS, it may specify that the ITS is to be a supplemental or the exclusive means for Participants to effect the following transactions:

                (1) enrollment (to the extent otherwise permitted by Section 2.1), including initial contribution percentage elections made in accordance with Sections 3.1 and 3.2 and initial investment directions given in accordance with Section 4.1, all of which shall be effective as provided in
   Section 2.1. Authorizations of before-tax contributions over the ITS by a Participant shall function as and constitute such Participant's salary deferral authorization and authorizations of after-tax contributions over the ITS by a Participant shall function as and constitute such Participant's payroll deduction authorization;

                (2) changes in percentage of contributions, in accordance with, and effective as provided in, Section 3.4;

                (3) suspensions and resumptions in contributions, in accordance with, and effective as provided in, Section 3.5;

                (4) changes in investment directions, in accordance with, and effective as provided in, Section 4.1;

                (5) changes in sub-fund allocations and transfers between sub-funds, in accordance with, and effective as provided in, Section 4.3;

                (6) withdrawals not requiring Committee approval, in accordance with, and effective as provided in, Section 8.5;

                (7) loans, in accordance with Section 9.1;

                (8) voluntary distributions, in accordance with Section 7.2 and effective as provided in Section 7.11.

              (b) Notwithstanding the references to forms or other written documentation in the Sections referred to in subsection (a) above, no forms or written documentation shall be required of a Participant using the ITS to authorize any transaction described in subsection (a) above; provided, however, that Participants authorizing transactions through the ITS shall be obligated to complete any and all forms or written documentation delivered to them by the Committee to effectuate the transactions so authorized, including without limitation beneficiary and change of beneficiary forms, direct rollover election forms, notes evidencing loans and forms that may be required by state or federal governmental authorities. In the event the Committee receives conflicting instructions with respect to any of the transactions described above, the last instruction received in the applicable time period shall be the instruction the Committee is authorized to act upon. In the event the Committee institutes the ITS and specifies that the ITS shall be the exclusive means of authorizing a transaction described above, no forms or written documentation shall be permitted or accepted by the Committee to authorize such transactions.





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              (c)  In addition to the authorizations of transactions described in subsection (a) above, the Committee may authorize individuals administering the Plan on its behalf to use the ITS in any manner which the Committee in its discretion deems beneficial to the administration of the Plan or beneficial to Participants or Employees.

              (d) The use of the ITS by an Employee for initial enrollment in the Plan or by a Participant for subsequent transactions under the Plan shall function as and constitute an authorization with the same force and effect as if such action was authorized pursuant to a writing signed by the Employee or Participant.

              (e) Participants shall receive written confirmation of each ITS transaction as soon as practicable after the telephone call requesting the relevant transaction."

   RESOLVED, that the Committee hereby approves the institution of an ITS under
Section 2.4 of the Plan to be called "SIPAssist" and hereby specifies that SIPAssist shall be the exclusive means for Employees and Participants to authorize the transactions described in Sections 2.4(a)(1) through (8) of the Plan; provided, however, that in the event SIPAssist shall be rendered inoperative in whole or in part for any reason, forms and written documents, to the extent the Plan Administrator shall deem appropriate (including as a supplement to SIPAssist), shall be accepted and, if the Plan Administrator so determines, required for authorization of the transactions described in Sections 2.4(a)(1) through (8) of the Plan until such time as exclusive reliance on SIPAssist for such transactions is deemed appropriate by the Plan Administrator."

B.  Effectiveness of Elections

   RESOLVED, that Sections 2.1, 4.2 and 4.3 of the Plan are hereby amended, effective as of October 1, 1993, by changing "20th" to "25th" therein.

   RESOLVED, that Section 3.4 of the Plan is hereby amended, effective as of October 1, 1993, by deleting the second and third sentences thereof and adding the following sentences in substitution therefor, to read in their entirety as follows:

   "Such change in the applicable percentages shall become effective as of the paydate next following the 6th day of a calendar month, if the request is made by the 6th day of such calendar month, or the paydate next following the 21st day of a calendar month, if the request is made by the 21st day of such calendar month. Requests made after the 21st day of a given calendar month shall be deemed made by the 6th day of the following calendar month."

   RESOLVED, that Section 3.5 of the Plan is hereby amended, effective as of October 1, 1993, by deleting the second, third and fourth sentences thereof and adding the following sentences in substitution therefor, to read in their entirety as follows:





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   "Such suspension shall become effective as of the paydate next following the
   6th day of a calendar month, if the request is made by the 6th day of such calendar month, or the paydate next following the 21st day of a calendar month, if the request is made by the 21st day of such calendar month. Requests made after the 21st day of a given calendar month shall be deemed made by the 6th day of the following calendar month."

   RESOLVED, that Section 8.5 of the Plan is hereby amended, effective as of October 1, 1993, by deleting the second and third sentences thereof, and adding the following sentences in substitution therefor, to read in their entirety as follows:

   "Requests for withdrawals which do not require Committee approval will be effective as of the last business day of the calendar month, if the request is made by the 25th day of such calendar month, and such requests made after the 25th day of a given calendar month shall be deemed made by the 25th day of the following calendar month. With respect to requests for withdrawals which require the approval of the Committee: (i) if the properly completed withdrawal request form and supporting documents are received by the Committee by the 20th day of a given calendar month the withdrawal will be effective as of the last business day of such calendar month, and (ii) if the properly completed withdrawal request form and supporting documents are received by the Committee after the 20th day of a given calendar month they shall be deemed received by the Committee by the 20th day of the following calendar month."

C.  Investment of Contributions

   RESOLVED, that the last paragraph of Section 4.1 of the Plan is hereby amended, effective as of October 1, 1993, by changing "multiples of 5% (5%, 10%, 15%, 20%, 25%, 30%... etcetera)" to "multiples of 1% (1%, 2%, 3%...
etcetera)" in the first sentence thereof.

D.  Investment Directions

   RESOLVED, that Section 4.3 of the Plan is hereby amended, effective as of October 1, 1993, by changing the heading thereof to "Sub-Fund Reallocations and Sub-Fund Transfers", adding "or transferred" after the word "reallocated" in the last sentence thereof and deleting the first and second sentences thereof and adding the following sentences in substitution therefor, to read in their entirety as follows:

   "A Participant may change the way that the current values of past contributions to the Discretionary Account are invested by making a sub-fund reallocation or a sub-fund transfer. A Participant shall effect a sub-fund reallocation by specifying on the appropriate form designated by the Committee percentages of the current





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   value of the Discretionary Account which are to be invested in each sub-fund of the Plan.  A Participant shall effect a sub-fund transfer by specifying
   (i) one or more sub-funds from which past contributions are to be removed and the percentages, in multiples of 1%, of the current value of past contributions in each such sub-fund to be so removed, and (ii) one or more sub-funds into which the past contributions so removed are to be reinvested and the percentages, in multiples of 1%, of the past contributions so removed that are to be reinvested in each such sub-fund."

   RESOLVED, that Section 4.3 of the Plan is hereby further amended, effective as of October 1, 1993, by adding the following sentences at the end thereof, to read in their entirety as follows:

   "Participants may not authorize both a sub-fund reallocation and a sub-fund transfer to become effective at the same time. In the event the Committee receives conflicting instructions with respect to sub-fund reallocations and sub-fund transfers, the last instruction received in the applicable time period shall be the instructions the Committee is authorized to act upon."

E.  Voluntary Distributions

   RESOLVED, that Section 7.2 of the Plan is hereby amended, effective as of October 1, 1993, by deleting the first sentence thereof and adding the following sentence in substitution therefor, to read in its entirety as follows:

   "If a Participant's Severance from Service Date is for any reason other than the Participant's death, the Participant may elect, by properly completing the appropriate form specified by the Committee, to have the entire vested value of the Participant's Accounts, as determined in accordance with
   Article 6, distributed to the Participant pursuant to the method of payment chosen in accordance with Section 7.5."

   RESOLVED, that a new Section 7.11 is hereby added to the Plan, effective as of October 1, 1993, to read in its entirety as follows:

   "7.11 Effectiveness of Voluntary Distributions. Requests for distributions made pursuant to Section 7.2 shall become effective as of the last business day of the calendar month, if the request is made by the 20th day of such calendar month, and such requests made after the 20th day of a given calendar month shall be deemed made by the 20th day of the following calendar month. Upon the effectiveness of a distribution request, the current value of the Participant's Accounts for purposes of the distribution shall be determined in accordance with Section 7.7."





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 F.  Withdrawn Amounts

   RESOLVED, that Section 8.2 of the Plan is hereby amended, effective as of October 1, 1993, by deleting (ii) thereof and adding the following phrase in substitution therefor, to read as follows:

   "(ii) the maximum amount available for withdrawal in the Participant's
         Accounts."

G.  Restrictions on Withdrawals

   RESOLVED, that Section 8.3(b) of the Plan is hereby amended, effective as of October 1, 1993, to read in its entirety as follows:

   "(b) Following a withdrawal no suspension or other waiting period is required by a Participant prior to requesting another withdrawal."

   RESOLVED, that Section 8.5 of the Plan is hereby amended, effective as of October 1, 1993, by deleting the fifth sentence thereof.

           Amendments to Conform to Current Administrative Practices

H.  "Beneficiary" Definition

   RESOLVED, that Section 1.9 of the Plan is hereby amended, effective as of July 1, 1993, by changing "so designated by the Participant under" to "if applicable, determined as the beneficiary under the terms of" in the last sentence thereof.

I.  "Earnings" Definition

   RESOLVED, that the first sentence of Section 1.15 of the Plan is hereby amended, effective as of July 1, 1993, by deleting the word "or" preceding the phrase which begins "(iii)" and adding the following phrase at the end thereof, to read in its entirety as follows:

   ", or (iv) paid as incentive pay to proof operators."

J.  "Employee" Definition

   RESOLVED, that Section 1.17 of the Plan is hereby amended, effective as of July 1, 1993, by deleting the first sentence thereof and adding the following sentence in substitution therefor, to read in its entirety as follows:

   "Employee shall mean any employee of a Company who is compensated on a weekly, monthly, or annual salary basis, regardless of the number of the Participant's Hours of Service (including zero), including a Participant who receives payments during an internal search period or external search and outplacement period in accordance with the Company's policy on work force adjustment."





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K.  Internal Revenue Code Reference

   RESOLVED, that Section 1.33 of the Plan is hereby amended, effective as of January 1, 1993, by changing "402(a)(5)" to "402(c)," and deleting the words "lump sum" therefrom.

L.  Plan Cross-References

   RESOLVED, that Section 1.36 of the Plan is hereby amended, effective as of July 1, 1993, by changing "(a), (c), (d), and (e)" to "(a) and (b)".

   RESOLVED, that Section 2.2(b) of the Plan is hereby amended, effective as of July 1, 1993, by changing "Articles 7 and 9" to "Articles 7 and 10".

   RESOLVED, that Section 3.8 of the Plan is hereby amended, effective as of July 1, 1993, by changing "Section 5.1(c)(i)" to "Section 5.1(b)(i)".

   RESOLVED, that Section 17.2 of the Plan is hereby amended, effective as of July 1, 1993, by changing "Section 1.37" to "Section 1.36".

M.  Reemployment After Severance

   RESOLVED, that Section 2.3 of the Plan is hereby amended, effective as of July 1, 1993, by deleting the phrase "of more than 12 months" from the first sentence thereof.

N.  Contribution Resumptions

   RESOLVED, that Section 3.5 of the Plan is hereby amended, effective as of July 1, 1993, by changing the heading thereof to "Suspensions and Contribution Resumptions", adding "or resume Basic Contributions and Additional Contributions following a suspension" at the end of the first sentence thereof and adding "or contribution resumption" after the words "Such suspension" in the second sentence thereof.

O.  Contribution Restrictions

   RESOLVED, that Section 3.12 of the Plan is hereby amended, effective as of July 1, 1993, by deleting the word "Pre-Tax" from the heading thereof.

P.  Loan Requirements

   RESOLVED, that Section 9.2(g) of the Plan is hereby amended, effective as of July 1, 1993, by changing "loan agreement to be executed by the Participant and the Trustee" to "promissory note to be executed by the Participant".

Q.  "Key Employee" Definition

   RESOLVED, that Section 17.5(c)(i) of the Plan is hereby amended, effective as of July 1, 1993, to read as follows:

   "(i) one of the 50 highest paid Employees and also an officer of the Company whose compensation from the Company





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
   for the Plan Year exceeds $45,000 (or such other amount as shall be 50 percent of the amount determined under Section 415(b)(1)(A) of the Code),"

                 New Direct Rollover and Tax Withholding Rules

R.  Direct Rollovers

   RESOLVED, that whereas new direct rollover and tax withholding rules are applicable under the Unemployment Compensation Amendments of 1992 to the Internal Revenue Code as of January 1, 1993, a new Section 7.12 is hereby added to the Plan, effective as of January 1, 1993, to read in its entirety as follows:

   "7.12 Direct Rollovers. This Section 7.12 applies to all distributions made on or after January 1, 1993.

   (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 7.12, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

   (b)  The following definitions shall apply to this Section 7.12:

              (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the Account of the distributee under the Plan, except that an eligible rollover distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (iii) Distributee: A distributee includes a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.





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              (iv)  Direct rollover:  A direct rollover is a payment by the
   Plan to the eligible retirement plan specified by the distributee."

   All signatures need not appear on the same copy of this Consent.



/s/ Alfred M. D'Augusta    1/6/94             /s/ John R. Haggerty       1/6/94
- ---------------------------------             ---------------------------------
Alfred M. D'Augusta         Date              John R. Haggerty            Date



/s/ William F. Flyge      1/24/94             /s/ Richard F. Ober, Jr.  1/12/94
- ---------------------------------             ---------------------------------
William F. Flyge            Date              Richard F. Ober, Jr.        Date





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